UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Michael W. Stockton

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

ICA The Investment Company of America® Semi-annual report for the six months ended June 30, 2015

ICA seeks to achieve long-term growth of capital and income.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2015:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–1.61%	14.23%	6.81%

The total annual fund operating expense ratio was 0.59% for Class A shares as of the prospectus dated March 1, 2015.

For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A Shares as of July 31, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.72%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Modest strength in the U.S. economy, and slight improvement in the equity markets, led The Investment Company of America 0.82% higher for the six-month period ended June 30, 2015, with distributions reinvested. In comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, returned 1.23% during the same time period.

For the 20 years ended June 30, 2015, ICA posted an average annual total return of 9.39% with distributions reinvested, compared with 8.91% by the S&P 500. Over its 81-year history, ICA had an average annual total return of 12.18% with distributions reinvested, compared with 10.85% by the S&P 500. We believe that funds should be evaluated over long periods of time, as then everyday economic or market “noise” is lower and the issuer’s “signal” is higher. Such periods also illustrate the benefits of being a long-term investor.

Slow, grinding progress in the U.S. economy

The U.S. economy is improving in a slow, grinding manner but, overall, is looking moderately healthy. The employment picture continues to progress, and while the U.S. economy experienced negative gross domestic product (GDP) growth in the

Results at a glance

For the six months ended June 30, 2015, with all distributions reinvested

		Standard &	Lipper
	ICA	Poor’s 500	Growth & Income
	(Class A shares)	Composite Index*	Funds Index

Income return	0.79%	1.04%	n/a
Capital return	0.03%	0.19%	n/a
Total return	0.82%	1.23%	1.91%

*	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

The Investment Company of America	1

first quarter, many economists described that as a temporary blip due to weather and labor strikes at West Coast ports. The pace of progress may be slower than what investors might have hoped for in a post-recession recovery — there are issues such as stagnant wage growth and a lack of capital expenditures — yet most signals are positive.

The stock market has been surprisingly calm despite international events including conflict in Ukraine, the debt crisis in Greece, heightened terrorism in the Middle East and concerns about growth in China. It’s worth noting that bad headlines do not necessarily mean a bad stock market, and U.S. equities proved that axiom as they shrugged off geopolitical concerns and continued their positive run.

The Federal Reserve’s accommodative stance has contributed to the stock market’s rise, though the Fed has indicated it will raise interest rates at some point, and many investors expect a bump in September. Those initial hikes may cause trouble for the bond market and some high-yielding stocks, but will likely not slow the recovery dramatically as the Fed moves toward more normal monetary policy. Stock markets seem to have already discounted that initial bump, and the fund’s portfolio managers do not think there will be a seismic shift in markets as a result.

ICA’s portfolio in review

Health care was the largest sector by concentration. Gilead Sciences, its most significant contributor, increased 24.21%. The company struggled at the end of last year, which hurt the fund, but it has experienced a strong recovery since, based on the strength of its current pharmaceutical products and, to a lesser extent, the potential of products in its pipeline. Also within health care, AbbVie increased 2.67% although the fund’s largest holding, Amgen, lost 3.62%.

Amazon, another large position that had a temporary downdraft in the fourth quarter but has come back strongly, was up 39.87% and also contributed positively to results.

Detracting from results were information technology holding Oracle, which lost 10.38% despite continued strong growth of its cloud business; Exelon, an American energy generator and distributor, which lost 15.26%; and Chesapeake Energy, which declined 42.92%.

The fund paid investors a total of $0.29 a share in dividends for the period.

2	The Investment Company of America

A look toward the horizon

The stock market has moved up from its low of 2009 with remarkably low volatility. It has been so calm that the portfolio managers now think there is increased likelihood of higher volatility in the coming year, so we should be prepared. It’s important to remember that, in the event of increased volatility, the fund’s portfolio managers can gain an opportunity to invest in companies with more favorable valuations for the long term.

We continue to seek to invest in good companies for the long term. As valuations have gone up, we may have to pay more for attractive stocks, which means future returns may not be as high as we have enjoyed the past few years. We will continue to conduct fundamental research — with a long-term horizon and with an eye toward valuation and risk — in order to help our investors meet their financial goals. This approach has served ICA shareholders well for a long time, and we believe that will continue to be the case.

We remain optimistic about continuing to identify solid companies that we believe will prosper in the long run. We thank you for your confidence in our investment philosophy.

Cordially,

James B. Lovelace Vice Chairman	Donald D. O’Neal President

August 6, 2015

For current information about the fund, visit americanfunds.com.

It is with deep sadness that we note the passing of Jim Rothenberg, who served as Chairman of the Board of The Capital Group Companies, parent company of the investment adviser to the American Funds. Jim was an admired colleague, insightful investor and forceful advocate for our funds’ shareholders. We will greatly miss his leadership, which was marked by a deep sense of fairness and a staunch commitment to our firm and those it serves.

The Investment Company of America	3

Summary investment portfolio June 30, 2015	unaudited

Industry sector diversification	Percent of net assets

Common stocks 95.27%	Shares	Value (000)
Energy 8.85%
BP PLC	110,680,000	$730,666
Cabot Oil & Gas Corp.	16,494,000	520,221
Canadian Natural Resources, Ltd.	21,890,000	594,132
Royal Dutch Shell PLC, Class A (ADR)	8,699,700	495,970
Royal Dutch Shell PLC, Class B	9,250,000	262,631
Other securities		4,063,893
		6,667,513
Materials 4.15%
Dow Chemical Co.	11,675,000	597,410
Monsanto Co.	6,327,354	674,433
Praxair, Inc.	5,545,625	662,979
Other securities		1,188,439
		3,123,261
Industrials 11.02%
CSX Corp.	24,015,771	784,115
Cummins Inc.	5,410,000	709,738
General Dynamics Corp.	9,669,200	1,370,029
General Electric Co.	29,165,000	774,914
Illinois Tool Works Inc.	6,400,000	587,456
Norfolk Southern Corp.	7,501,246	655,309
Precision Castparts Corp.	3,062,581	612,118
Union Pacific Corp.	6,875,800	655,745
Other securities		2,155,591
		8,305,015
Consumer discretionary 9.42%
Amazon.com, Inc.[1]	2,488,000	1,080,016
Comcast Corp., Class A	8,496,517	510,980
General Motors Co.	18,428,309	614,215
Home Depot, Inc.	9,925,000	1,102,965
Johnson Controls, Inc.	12,505,917	619,418
Las Vegas Sands Corp.	16,191,000	851,161

4	The Investment Company of America

		Value
	Shares	(000)
Time Warner Inc.	6,957,932	$608,193
Other securities		1,705,573
		7,092,521
Consumer staples 9.11%
Altria Group, Inc.	26,801,911	1,310,881
Coca-Cola Co.	15,744,600	617,661
Kraft Foods Group, Inc.	6,124,722	521,459
Mead Johnson Nutrition Co.	5,559,045	501,537
Philip Morris International Inc.	18,930,019	1,517,620
Other securities		2,397,091
		6,866,249
Health care 17.93%
AbbVie Inc.	25,964,000	1,744,521
Alexion Pharmaceuticals, Inc.[1]	3,207,000	579,729
Amgen Inc.	22,327,472	3,427,713
Gilead Sciences, Inc.	27,493,100	3,218,892
Medtronic PLC	9,465,000	701,356
Stryker Corp.	5,527,725	528,285
UnitedHealth Group Inc.	6,083,032	742,130
Other securities		2,567,911
		13,510,537
Financials 6.27%
American International Group, Inc.	13,370,000	826,533
U.S. Bancorp	17,407,020	755,465
Other securities		3,144,103
		4,726,101
Information technology 15.63%
Accenture PLC, Class A	10,246,460	991,652
Apple Inc.	6,387,489	801,151
Google Inc., Class A1	1,626,980	878,634
Google Inc., Class C1	1,903,491	990,786
Intel Corp.	26,150,000	795,352
Microsoft Corp.	13,653,400	602,798
Oracle Corp.	41,932,300	1,689,872
Texas Instruments Inc.	28,525,773	1,469,363
Western Union Co.[2]	35,700,000	725,781
Other securities		2,831,080
		11,776,469
Telecommunication services 5.24%
AT&T Inc.	23,493,000	834,472
Verizon Communications Inc.	52,441,795	2,444,312
Other securities		666,624
		3,945,408
Utilities 2.91%
Dominion Resources, Inc.	9,523,824	636,858
Exelon Corp.	35,316,000	1,109,629
Other securities		444,807
		2,191,294

The Investment Company of America	5

Common stocks (continued)	Shares	Value (000)
Miscellaneous 4.74%
Other common stocks in initial period of acquisition		$3,567,657

Total common stocks (cost: $49,530,227,000)		71,772,025
Bonds, notes & other debt instruments 0.01%	Principal amount (000)
U.S. Treasury bonds & notes 0.01%
Other securities		4,021

Total bonds, notes & other debt instruments (cost: $4,019,000)		4,021

Short-term securities 4.60%
Coca-Cola Co. 0.11%–0.21% due 7/13/2015–7/22/2015[3]	$170,000	169,993
Fannie Mae 0.15%–0.23% due 8/17/2015–3/1/2016	567,100	566,863
Federal Home Loan Bank 0.06%–0.20% due 7/10/2015–1/22/2016	1,293,900	1,293,742
General Electric Capital Corp. 0.17%–0.27% due 9/22/2015–11/23/2015	140,000	139,933
Other securities		1,295,163

Total short-term securities (cost: $3,465,057,000)		3,465,694
Total investment securities 99.88% (cost: $52,999,303,000)		75,241,740
Other assets less liabilities 0.12%		93,353

Net assets 100.00%		$75,335,093

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

6	The Investment Company of America

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	6/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
Western Union Co.	35,700,000	—	—	35,700,000	$11,067	$725,781
Chesapeake Energy Corp.	13,100,000	22,900,000	—	36,000,000	3,576	402,120
Hasbro, Inc.[4]	6,405,000	—	953,718	5,451,282	5,314	—
					$19,957	$1,127,901

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $662,381,000, which represented .88% of the net assets of the fund.
[4]	Unaffiliated issuer at 6/30/2015.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

The Investment Company of America	7

Financial statements

Statement of assets and liabilities		unaudited
at June 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $51,775,401)	$74,113,839
Affiliated issuers (cost: $1,223,902)	1,127,901	$75,241,740
Cash denominated in currencies other than U.S. dollars (cost: $3,809)		3,812
Cash		1,435
Receivables for:
Sales of investments	170,574
Sales of fund’s shares	83,939
Dividends and interest	126,966
Other	3,799	385,278
		75,632,265
Liabilities:
Payables for:
Purchases of investments	139,671
Repurchases of fund’s shares	114,364
Investment advisory services	15,050
Services provided by related parties	19,187
Trustees’ deferred compensation	7,360
Other	1,540	297,172
Net assets at June 30, 2015		$75,335,093

Net assets consist of:
Capital paid in on shares of beneficial interest		$49,463,436
Undistributed net investment income		368,881
Undistributed net realized gain		3,260,356
Net unrealized appreciation		22,242,420
Net assets at June 30, 2015		$75,335,093

See Notes to Financial Statements

8	The Investment Company of America

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,046,368 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$57,860,767	1,570,896	$36.83
Class B	219,160	5,966	36.74
Class C	1,738,118	47,587	36.52
Class F-1	2,564,413	69,759	36.76
Class F-2	1,904,654	51,730	36.82
Class 529-A	2,245,535	61,081	36.76
Class 529-B	35,986	979	36.76
Class 529-C	507,633	13,851	36.65
Class 529-E	82,407	2,248	36.67
Class 529-F-1	62,969	1,714	36.74
Class R-1	90,614	2,476	36.60
Class R-2	705,247	19,249	36.64
Class R-2E	28	1	36.82
Class R-3	922,476	25,118	36.73
Class R-4	1,013,955	27,587	36.76
Class R-5	771,275	20,946	36.82
Class R-6	4,609,856	125,180	36.83

See Notes to Financial Statements

The Investment Company of America	9

Statement of operations	unaudited
for the six months ended June 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $14,309; also includes $19,957 from affiliates)	$878,690
Interest	3,580	$882,270
Fees and expenses*:
Investment advisory services	90,341
Distribution services	94,454
Transfer agent services	31,429
Administrative services	7,221
Reports to shareholders	1,647
Registration statement and prospectus	1,393
Trustees’ compensation	388
Auditing and legal	45
Custodian	1,122
Other	1,449	229,489
Net investment income		652,781

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $19,694 net gain from affiliates)	3,265,604
Currency transactions	(3,575)	3,262,029
Net unrealized (depreciation) appreciation on:
Investments	(3,279,525)
Currency translations	447	(3,279,078)
Net realized gain and unrealized depreciation		(17,049)

Net increase in net assets resulting from operations		$635,732

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	The Investment Company of America

Statements of changes in net assets

(dollars in thousands)

	Six months ended June 30, 2015*	Year ended December 31, 2014
Operations:
Net investment income	$652,781	$1,581,896
Net realized gain	3,262,029	7,246,568
Net unrealized depreciation	(3,279,078)	(548,284)
Net increase in net assets resulting from operations	635,732	8,280,180

Dividends and distributions paid to shareholders:
Dividends from net investment income	(582,482)	(1,336,966)
Distributions from net realized gain on investments	(533,745)	(6,231,464)
Total dividends and distributions paid to shareholders	(1,116,227)	(7,568,430)

Net capital share transactions	359,858	4,823,324

Total (decrease) increase in net assets	(120,637)	5,535,074

Net assets:
Beginning of period	75,455,730	69,920,656
End of period (including undistributed net investment income: $368,881 and $298,582, respectively)	$75,335,093	$75,455,730

*Unaudited.

See Notes to Financial Statements

The Investment Company of America	11

Notes to financial statements	unaudited

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting

12	The Investment Company of America

principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

The Investment Company of America	13

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

14	The Investment Company of America

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from

The Investment Company of America	15

significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2015 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$6,667,513	$—	$—	$6,667,513
Materials	3,123,261	—	—	3,123,261
Industrials	8,305,015	—	—	8,305,015
Consumer discretionary	7,092,521	—	—	7,092,521
Consumer staples	6,866,249	—	—	6,866,249
Health care	13,510,537	—	—	13,510,537
Financials	4,726,101	—	—	4,726,101
Information technology	11,776,469	—	—	11,776,469
Telecommunication services	3,945,408	—	—	3,945,408
Utilities	2,191,294	—	—	2,191,294
Miscellaneous	3,567,657	—	—	3,567,657
Bonds, notes & other debt instruments	—	4,021	—	4,021
Short-term securities	—	3,465,694	—	3,465,694
Total	$71,772,025	$3,469,715	$—	$75,241,740

*	Securities with a value of $5,031,190,000, which represented 6.68% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

16	The Investment Company of America

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The Investment Company of America	17

As of and during the period ended June 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of December 31, 2014, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$307,116
Undistributed long-term capital gains	532,130

As of June 30, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$24,292,811
Gross unrealized depreciation on investment securities	(2,051,625)
Net unrealized appreciation on investment securities	22,241,186
Cost of investment securities	53,000,554

18	The Investment Company of America

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended June 30, 2015						Year ended December 31, 2014
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$454,892		$411,161		$866,053		$1,058,744		$4,835,143	$5,893,887
Class B	881		1,856		2,737		3,566		25,504	29,070
Class C	6,720		12,519		19,239		18,486		147,247	165,733
Class F-1	19,129		18,084		37,213		43,711		208,522	252,233
Class F-2	16,308		12,976		29,284		31,823		148,398	180,221
Class 529-A	16,441		15,826		32,267		37,776		183,803	221,579
Class 529-B	117		294		411		482		3,990	4,472
Class 529-C	1,770		3,610		5,380		4,892		41,998	46,890
Class 529-E	504		584		1,088		1,213		6,800	8,013
Class 529-F-1	529		442		971		1,099		4,941	6,040
Class R-1	347		674		1,021		968		7,735	8,703
Class R-2	2,905		5,096		8,001		7,656		59,808	67,464
Class R-2E*	—	†	—	†	—	†	—	†	2	2
Class R-3	5,620		6,684		12,304		13,698		77,606	91,304
Class R-4	7,752		7,270		15,022		17,366		82,279	99,645
Class R-5	7,352		5,763		13,115		16,450		67,108	83,558
Class R-6	41,215		30,906		72,121		79,036		330,580	409,616
Total	$582,482		$533,745		$1,116,227		$1,336,966		$6,231,464	$7,568,430

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the six months ended June 30, 2015, the investment advisory services fee was $90,341,000, which was equivalent to an annualized rate of 0.238% of average daily net assets.

The Investment Company of America	19

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of June 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

20	The Investment Company of America

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended June 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$68,845		$24,774		$2,930		Not applicable
Class B	1,296		111		Not applicable		Not applicable
Class C	8,816		746		443		Not applicable
Class F-1	3,204		1,412		642		Not applicable
Class F-2	Not applicable		1,004		462		Not applicable
Class 529-A	2,555		767		564		$1,000
Class 529-B	206		16		10		18
Class 529-C	2,533		186		128		227
Class 529-E	207		17		21		37
Class 529-F-1	—		22		16		28
Class R-1	472		45		24		Not applicable
Class R-2	2,681		1,014		180		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	2,354		681		236		Not applicable
Class R-4	1,285		452		258		Not applicable
Class R-5	Not applicable		177		205		Not applicable
Class R-6	Not applicable		5		1,102		Not applicable
Total class-specific expenses	$94,454		$31,429		$7,221		$1,310

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $388,000 in the fund’s statement of operations includes $201,000 in current fees (either paid in cash or deferred) and a net increase of $187,000 in the value of the deferred amounts.

The Investment Company of America	21

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Warrants

As of June 30, 2015, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of June 30, 2015, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during the six months ended June 30, 2015, or during the prior fiscal year ended December 31, 2014.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2015

Class A	$1,798,913	48,087		$840,700		22,846		$(2,842,978)	(75,860)	$(203,365)	(4,927)
Class B	1,830	49		2,722		75		(92,722)	(2,493)	(88,170)	(2,369)
Class C	178,342	4,810		18,982		522		(221,801)	(5,983)	(24,477)	(651)
Class F-1	262,034	7,019		36,512		994		(235,464)	(6,300)	63,082	1,713
Class F-2	302,471	8,077		24,432		664		(170,142)	(4,536)	156,761	4,205
Class 529-A	105,569	2,829		32,260		878		(111,600)	(2,988)	26,229	719
Class 529-B	527	14		411		11		(13,107)	(352)	(12,169)	(327)
Class 529-C	24,413	656		5,377		147		(27,099)	(728)	2,691	75
Class 529-E	3,784	102		1,088		30		(4,416)	(119)	456	13
Class 529-F-1	6,692	180		970		26		(5,656)	(152)	2,006	54
Class R-1	7,824	210		1,019		28		(11,308)	(303)	(2,465)	(65)
Class R-2	77,639	2,088		7,995		219		(97,985)	(2,633)	(12,351)	(326)
Class R-2E	13	—	[2]	—	[2]	—	[2]	(10)	— [2]	3	— [2]
Class R-3	98,230	2,637		12,297		336		(118,173)	(3,164)	(7,646)	(191)
Class R-4	117,846	3,174		15,016		409		(110,879)	(2,966)	21,983	617
Class R-5	59,987	1,607		13,104		356		(116,926)	(3,141)	(43,835)	(1,178)
Class R-6	662,267	17,784		72,122		1,958		(253,264)	(6,784)	481,125	12,958
Total net increase (decrease)	$3,708,381	99,323		$1,085,007		29,499		$(4,433,530)	(118,502)	$359,858	10,320

22	The Investment Company of America

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014
Class A	$3,263,761	84,516	$5,720,607	152,396		$(6,185,028)	(160,753)	$2,799,340	76,159
Class B	5,051	131	28,895	773		(197,048)	(5,174)	(163,102)	(4,270)
Class C	287,635	7,503	163,114	4,388		(486,900)	(12,816)	(36,151)	(925)
Class F-1	619,565	16,154	247,499	6,608		(747,253)	(19,313)	119,811	3,449
Class F-2	771,196	19,780	143,257	3,816		(240,922)	(6,232)	673,531	17,364
Class 529-A	201,751	5,250	221,486	5,913		(240,042)	(6,221)	183,195	4,942
Class 529-B	1,075	28	4,472	119		(28,794)	(753)	(23,247)	(606)
Class 529-C	48,579	1,264	46,873	1,257		(62,850)	(1,636)	32,602	885
Class 529-E	7,048	183	8,010	215		(10,696)	(278)	4,362	120
Class 529-F-1	13,709	352	6,038	161		(9,096)	(236)	10,651	277
Class R-1	16,242	422	8,691	233		(18,965)	(492)	5,968	163
Class R-2	135,815	3,544	67,402	1,808		(187,138)	(4,894)	16,079	458
Class R-2E3	26	1	1	—	[2]	—	—	27	1
Class R-3	184,997	4,812	91,232	2,439		(261,582)	(6,844)	14,647	407
Class R-4	210,201	5,462	99,605	2,660		(231,203)	(5,980)	78,603	2,142
Class R-5	155,679	3,975	83,478	2,224		(280,612)	(7,349)	(41,455)	(1,150)
Class R-6	1,106,012	28,925	409,615	10,909		(367,164)	(9,521)	1,148,463	30,313
Total net increase (decrease)	$7,028,342	182,302	$7,350,275	195,919		$(9,555,293)	(248,492)	$4,823,324	129,729

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,761,563,000 and $10,721,804,000, respectively, during the six months ended June 30, 2015.

The Investment Company of America	23

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 6/30/2015[5,6]	$37.08	$.32	$(.02)	$.30
Year ended 12/31/2014	36.70	.85	3.60	4.45
Year ended 12/31/2013	30.16	.61	9.07	9.68
Year ended 12/31/2012	27.09	.60	3.61	4.21
Year ended 12/31/2011	28.16	.57	(1.06)	(.49)
Year ended 12/31/2010	25.95	.55	2.22	2.77
Class B:
Six months ended 6/30/2015[5,6]	36.97	.18	(.02)	.16
Year ended 12/31/2014	36.58	.58	3.56	4.14
Year ended 12/31/2013	30.06	.34	9.04	9.38
Year ended 12/31/2012	26.99	.37	3.60	3.97
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)
Year ended 12/31/2010	25.84	.35	2.21	2.56
Class C:
Six months ended 6/30/2015[5,6]	36.77	.17	(.02)	.15
Year ended 12/31/2014	36.42	.54	3.56	4.10
Year ended 12/31/2013	29.95	.33	9.00	9.33
Year ended 12/31/2012	26.90	.36	3.59	3.95
Year ended 12/31/2011	27.97	.34	(1.06)	(.72)
Year ended 12/31/2010	25.78	.34	2.20	2.54
Class F-1:
Six months ended 6/30/2015[5,6]	37.01	.31	(.02)	.29
Year ended 12/31/2014	36.63	.82	3.59	4.41
Year ended 12/31/2013	30.11	.58	9.06	9.64
Year ended 12/31/2012	27.04	.58	3.62	4.20
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)
Year ended 12/31/2010	25.92	.54	2.21	2.75
Class F-2:
Six months ended 6/30/2015[5,6]	37.07	.36	(.03)	.33
Year ended 12/31/2014	36.69	.90	3.62	4.52
Year ended 12/31/2013	30.15	.68	9.07	9.75
Year ended 12/31/2012	27.08	.67	3.61	4.28
Year ended 12/31/2011	28.15	.63	(1.06)	(.43)
Year ended 12/31/2010	25.95	.61	2.21	2.82
Class 529-A:
Six months ended 6/30/2015[5,6]	37.01	.30	(.02)	.28
Year ended 12/31/2014	36.64	.81	3.58	4.39
Year ended 12/31/2013	30.11	.57	9.07	9.64
Year ended 12/31/2012	27.05	.57	3.60	4.17
Year ended 12/31/2011	28.12	.55	(1.06)	(.51)
Year ended 12/31/2010	25.92	.53	2.22	2.75

24	The Investment Company of America

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

$(.29)	$(.26)	$(.55)	$36.83	.82%	$57,861	.58%[7]		1.74%[7]
(.73)	(3.34)	(4.07)	37.08	12.09	58,430	.59		2.21
(.63)	(2.51)	(3.14)	36.70	32.42	55,032	.61		1.76
(.72)	(.42)	(1.14)	30.16	15.60	44,501	.62		2.02
(.58)	—	(.58)	27.09	(1.76)	42,643	.61		2.05
(.56)	—	(.56)	28.16	10.86	48,789	.61		2.12

(.13)	(.26)	(.39)	36.74	.46	219	1.33	[7]	.96	[7]
(.41)	(3.34)	(3.75)	36.97	11.26	308	1.34		1.52
(.35)	(2.51)	(2.86)	36.58	31.42	461	1.37		1.00
(.48)	(.42)	(.90)	30.06	14.74	552	1.38		1.25
(.35)	—	(.35)	26.99	(2.53)	838	1.38		1.27
(.35)	—	(.35)	28.05	10.03	1,431	1.38		1.36

(.14)	(.26)	(.40)	36.52	.42	1,738	1.38	[7]	.94	[7]
(.41)	(3.34)	(3.75)	36.77	11.20	1,774	1.39		1.41
(.35)	(2.51)	(2.86)	36.42	31.36	1,791	1.41		.95
(.48)	(.42)	(.90)	29.95	14.70	1,620	1.43		1.21
(.35)	—	(.35)	26.90	(2.58)	1,767	1.42		1.24
(.35)	—	(.35)	27.97	9.95	2,212	1.43		1.31

(.28)	(.26)	(.54)	36.76	.78	2,564	.66	[7]	1.66	[7]
(.69)	(3.34)	(4.03)	37.01	12.02	2,518	.67		2.13
(.61)	(2.51)	(3.12)	36.63	32.32	2,366	.68		1.68
(.71)	(.42)	(1.13)	30.11	15.58	1,842	.67		1.98
(.57)	—	(.57)	27.04	(1.84)	1,744	.66		2.01
(.55)	—	(.55)	28.12	10.78	1,558	.66		2.07

(.32)	(.26)	(.58)	36.82	.91	1,905	.41	[7]	1.92	[7]
(.80)	(3.34)	(4.14)	37.07	12.31	1,762	.39		2.32
(.70)	(2.51)	(3.21)	36.69	32.69	1,107	.41		1.96
(.79)	(.42)	(1.21)	30.15	15.86	770	.40		2.25
(.64)	—	(.64)	27.08	(1.54)	604	.40		2.27
(.62)	—	(.62)	28.15	11.07	669	.39		2.34

(.27)	(.26)	(.53)	36.76	.77	2,246	.68	[7]	1.64	[7]
(.68)	(3.34)	(4.02)	37.01	11.97	2,234	.69		2.10
(.60)	(2.51)	(3.11)	36.64	32.32	2,030	.71		1.66
(.69)	(.42)	(1.11)	30.11	15.47	1,562	.72		1.93
(.56)	—	(.56)	27.05	(1.84)	1,362	.70		1.97
(.55)	—	(.55)	28.12	10.77	1,362	.68		2.05

See page 30 for footnotes.

The Investment Company of America	25

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 6/30/2015[5,6]	$36.99	$.16	$(.02)	$.14
Year ended 12/31/2014	36.60	.53	3.56	4.09
Year ended 12/31/2013	30.07	.30	9.04	9.34
Year ended 12/31/2012	27.00	.33	3.60	3.93
Year ended 12/31/2011	28.06	.32	(1.05)	(.73)
Year ended 12/31/2010	25.86	.33	2.20	2.53
Class 529-C:
Six months ended 6/30/2015[5,6]	36.90	.16	(.02)	.14
Year ended 12/31/2014	36.54	.51	3.58	4.09
Year ended 12/31/2013	30.04	.30	9.04	9.34
Year ended 12/31/2012	26.99	.34	3.59	3.93
Year ended 12/31/2011	28.06	.33	(1.06)	(.73)
Year ended 12/31/2010	25.86	.33	2.21	2.54
Class 529-E:
Six months ended 6/30/2015[5,6]	36.91	.26	(.01)	.25
Year ended 12/31/2014	36.55	.71	3.58	4.29
Year ended 12/31/2013	30.05	.49	9.03	9.52
Year ended 12/31/2012	26.99	.49	3.61	4.10
Year ended 12/31/2011	28.07	.47	(1.07)	(.60)
Year ended 12/31/2010	25.87	.46	2.21	2.67
Class 529-F-1:
Six months ended 6/30/2015[5,6]	36.98	.35	(.02)	.33
Year ended 12/31/2014	36.61	.89	3.59	4.48
Year ended 12/31/2013	30.09	.65	9.05	9.70
Year ended 12/31/2012	27.03	.63	3.61	4.24
Year ended 12/31/2011	28.10	.61	(1.06)	(.45)
Year ended 12/31/2010	25.90	.59	2.21	2.80
Class R-1:
Six months ended 6/30/2015[5,6]	36.84	.17	(.01)	.16
Year ended 12/31/2014	36.49	.54	3.56	4.10
Year ended 12/31/2013	30.01	.33	9.01	9.34
Year ended 12/31/2012	26.95	.36	3.60	3.96
Year ended 12/31/2011	28.02	.35	(1.06)	(.71)
Year ended 12/31/2010	25.83	.35	2.20	2.55
Class R-2:
Six months ended 6/30/2015[5,6]	36.88	.18	(.01)	.17
Year ended 12/31/2014	36.53	.55	3.56	4.11
Year ended 12/31/2013	30.03	.34	9.04	9.38
Year ended 12/31/2012	26.98	.37	3.59	3.96
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)
Year ended 12/31/2010	25.85	.34	2.21	2.55

26	The Investment Company of America

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
$(.11)	$(.26)	$(.37)	$36.76	.40%	$36	1.46%[7]		.84%[7]
(.36)	(3.34)	(3.70)	36.99	11.10	48	1.47		1.38
(.30)	(2.51)	(2.81)	36.60	31.27	70	1.50		.87
(.44)	(.42)	(.86)	30.07	14.58	81	1.52		1.12
(.33)	—	(.33)	27.00	(2.63)	111	1.50		1.16
(.33)	—	(.33)	28.06	9.87	165	1.48		1.26

(.13)	(.26)	(.39)	36.65	.38	508	1.45	[7]	.87	[7]
(.39)	(3.34)	(3.73)	36.90	11.13	509	1.46		1.33
(.33)	(2.51)	(2.84)	36.54	31.29	471	1.49		.88
(.46)	(.42)	(.88)	30.04	14.59	372	1.50		1.14
(.34)	—	(.34)	26.99	(2.62)	336	1.49		1.18
(.34)	—	(.34)	28.06	9.91	352	1.47		1.26

(.23)	(.26)	(.49)	36.67	.68	82	.93	[7]	1.39	[7]
(.59)	(3.34)	(3.93)	36.91	11.70	82	.93		1.86
(.51)	(2.51)	(3.02)	36.55	31.96	77	.95		1.41
(.62)	(.42)	(1.04)	30.05	15.23	61	.97		1.68
(.48)	—	(.48)	26.99	(2.15)	55	.97		1.70
(.47)	—	(.47)	28.07	10.46	57	.97		1.76

(.31)	(.26)	(.57)	36.74	.89	63	.46	[7]	1.86	[7]
(.77)	(3.34)	(4.11)	36.98	12.23	61	.46		2.32
(.67)	(2.51)	(3.18)	36.61	32.59	51	.49		1.88
(.76)	(.42)	(1.18)	30.09	15.74	37	.50		2.15
(.62)	—	(.62)	27.03	(1.62)	31	.49		2.19
(.60)	—	(.60)	28.10	11.00	28	.47		2.26

(.14)	(.26)	(.40)	36.60	.44	91	1.39	[7]	.93	[7]
(.41)	(3.34)	(3.75)	36.84	11.19	94	1.40		1.40
(.35)	(2.51)	(2.86)	36.49	31.36	87	1.40		.96
(.48)	(.42)	(.90)	30.01	14.74	73	1.41		1.23
(.36)	—	(.36)	26.95	(2.55)	74	1.41		1.25
(.36)	—	(.36)	28.02	9.96	78	1.41		1.32

(.15)	(.26)	(.41)	36.64	.47	705	1.33	[7]	.99	[7]
(.42)	(3.34)	(3.76)	36.88	11.20	722	1.37		1.43
(.37)	(2.51)	(2.88)	36.53	31.45	698	1.36		1.00
(.49)	(.42)	(.91)	30.03	14.70	584	1.40		1.25
(.36)	—	(.36)	26.98	(2.55)	577	1.41		1.25
(.35)	—	(.35)	28.05	9.96	654	1.44		1.30

See page 30 for footnotes.

The Investment Company of America	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net (losses)
	Net asset		gains on
	value,	Net	securities (both	Total from
	beginning	investment	realized and	investment
	of period	income[2]	unrealized)	operations
Class R-2E:
Six months ended 6/30/2015[5,6]	$37.06	$.26	$(.02)	$.24
Period from 8/29/2014 to 12/31/2014[5,10]	40.36	.25	.25	.50
Class R-3:
Six months ended 6/30/2015[5,6]	36.97	.26	(.02)	.24
Year ended 12/31/2014	36.60	.71	3.58	4.29
Year ended 12/31/2013	30.09	.48	9.05	9.53
Year ended 12/31/2012	27.03	.49	3.60	4.09
Year ended 12/31/2011	28.10	.47	(1.06)	(.59)
Year ended 12/31/2010	25.90	.46	2.21	2.67
Class R-4:
Six months ended 6/30/2015[5,6]	37.00	.31	(.01)	.30
Year ended 12/31/2014	36.63	.83	3.58	4.41
Year ended 12/31/2013	30.11	.59	9.06	9.65
Year ended 12/31/2012	27.04	.59	3.61	4.20
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)
Year ended 12/31/2010	25.91	.54	2.22	2.76
Class R-5:
Six months ended 6/30/2015[5,6]	37.07	.37	(.03)	.34
Year ended 12/31/2014	36.69	.96	3.58	4.54
Year ended 12/31/2013	30.15	.70	9.07	9.77
Year ended 12/31/2012	27.08	.68	3.61	4.29
Year ended 12/31/2011	28.15	.65	(1.07)	(.42)
Year ended 12/31/2010	25.94	.61	2.23	2.84
Class R-6:
Six months ended 6/30/2015[5,6]	37.07	.38	(.02)	.36
Year ended 12/31/2014	36.69	.95	3.61	4.56
Year ended 12/31/2013	30.15	.71	9.08	9.79
Year ended 12/31/2012	27.08	.69	3.62	4.31
Year ended 12/31/2011	28.15	.66	(1.06)	(.40)
Year ended 12/31/2010	25.95	.63	2.21	2.84

	Six months ended	Year ended December 31
	June 30, 2015[4,5,6]	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	15%	29%	24%	21%	28%	23%

See Notes to Financial Statements

28	The Investment Company of America

Dividends and distributions
Dividends		Total					Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,		expenses		income
investment	(from capital	and	value, end	Total	end of period		to average		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)		net assets		net assets[2]

$(.22)	$(.26)	$(.48)	$36.82	.66%[8]	$—	[9]	.90%	[7,8]	1.39%[7,8]
(.46)	(3.34)	(3.80)	37.06	1.08 [8]	—	[9]	.23	[4,8]	.62	[4,8]

(.22)	(.26)	(.48)	36.73	.67	922		.94	[7]	1.38	[7]
(.58)	(3.34)	(3.92)	36.97	11.68	936		.96		1.83
(.51)	(2.51)	(3.02)	36.60	31.94	912		.96		1.40
(.61)	(.42)	(1.03)	30.09	15.19	743		.98		1.67
(.48)	—	(.48)	27.03	(2.11)	737		.97		1.70
(.47)	—	(.47)	28.10	10.45	827		.97		1.77

(.28)	(.26)	(.54)	36.76	.82	1,014		.64	[7]	1.68	[7]
(.70)	(3.34)	(4.04)	37.00	12.02	998		.65		2.15
(.62)	(2.51)	(3.13)	36.63	32.37	909		.65		1.72
(.71)	(.42)	(1.13)	30.11	15.60	705		.65		2.00
(.57)	—	(.57)	27.04	(1.83)	660		.65		2.02
(.55)	—	(.55)	28.12	10.82	681		.65		2.08

(.33)	(.26)	(.59)	36.82	.94	771		.34	[7]	1.97	[7]
(.82)	(3.34)	(4.16)	37.07	12.36	820		.35		2.50
(.72)	(2.51)	(3.23)	36.69	32.77	854		.35		2.02
(.80)	(.42)	(1.22)	30.15	15.92	697		.35		2.28
(.65)	—	(.65)	27.08	(1.50)	761		.35		2.31
(.63)	—	(.63)	28.15	11.14	895		.35		2.33

(.34)	(.26)	(.60)	36.83	.99	4,610		.30	[7]	2.03	[7]
(.84)	(3.34)	(4.18)	37.07	12.41	4,160		.30		2.45
(.74)	(2.51)	(3.25)	36.69	32.84	3,005		.30		2.07
(.82)	(.42)	(1.24)	30.15	15.98	2,995		.30		2.34
(.67)	—	(.67)	27.08	(1.45)	2,456		.30		2.37
(.64)	—	(.64)	28.15	11.16	2,330		.30		2.45

See page 30 for footnotes.

The Investment Company of America	29

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.20 and .52 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Annualized.
[8]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[9]	Amount less than $1 million.
[10]	Class R-2E shares were offered beginning August 29, 2014.

30	The Investment Company of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2015, through June 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Investment Company of America	31

	Beginning account value 1/1/2015	Ending account value 6/30/2015	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,008.22	$2.89	.58%
Class A — assumed 5% return	1,000.00	1,021.92	2.91	.58
Class B — actual return	1,000.00	1,004.58	6.61	1.33
Class B — assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class C — actual return	1,000.00	1,004.19	6.86	1.38
Class C — assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class F-1 — actual return	1,000.00	1,007.85	3.29	.66
Class F-1 — assumed 5% return	1,000.00	1,021.52	3.31	.66
Class F-2 — actual return	1,000.00	1,009.13	2.04	.41
Class F-2 — assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 529-A — actual return	1,000.00	1,007.74	3.39	.68
Class 529-A — assumed 5% return	1,000.00	1,021.42	3.41	.68
Class 529-B — actual return	1,000.00	1,003.95	7.25	1.46
Class 529-B — assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class 529-C — actual return	1,000.00	1,003.84	7.20	1.45
Class 529-C — assumed 5% return	1,000.00	1,017.60	7.25	1.45
Class 529-E — actual return	1,000.00	1,006.77	4.63	.93
Class 529-E — assumed 5% return	1,000.00	1,020.18	4.66	.93
Class 529-F-1 — actual return	1,000.00	1,008.86	2.29	.46
Class 529-F-1 — assumed 5% return	1,000.00	1,022.51	2.31	.46
Class R-1 — actual return	1,000.00	1,004.38	6.91	1.39
Class R-1 — assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class R-2 — actual return	1,000.00	1,004.74	6.61	1.33
Class R-2 — assumed 5% return	1,000.00	1,018.20	6.66	1.33
Class R-2E — actual return	1,000.00	1,006.62	4.48	.90
Class R-2E — assumed 5% return	1,000.00	1,020.33	4.51	.90
Class R-3 — actual return	1,000.00	1,006.66	4.68	.94
Class R-3 — assumed 5% return	1,000.00	1,020.13	4.71	.94
Class R-4 — actual return	1,000.00	1,008.22	3.19	.64
Class R-4 — assumed 5% return	1,000.00	1,021.62	3.21	.64
Class R-5 — actual return	1,000.00	1,009.38	1.69	.34
Class R-5 — assumed 5% return	1,000.00	1,023.11	1.71	.34
Class R-6 — actual return	1,000.00	1,009.88	1.50	.30
Class R-6 — assumed 5% return	1,000.00	1,023.31	1.51	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	The Investment Company of America

Approval of Investment Advisory and Service Agreement

The Investment Company of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreement, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of achieving long-term growth of capital and income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2014. This report, including the letter to shareholders and related

The Investment Company of America	33

disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth & Income Funds Index, the Lipper Large-Cap Core Funds Index and the Standard & Poor’s 500 Composite Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the 20-year, 10-year, five-year and year-to-date period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth & Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliates transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC received from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

34	The Investment Company of America

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of between CRMC and the fund’s shareholders.

The Investment Company of America	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2015, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800). SEC 0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with team-work. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®
Investment portfolio
June 30, 2015
unaudited
Common stocks 95.27% Energy 8.85%	Shares	Value (000)
Apache Corp.	2,150,000	$123,905
Baker Hughes Inc.	3,077,250	189,866
BG Group PLC	8,680,000	144,499
BP PLC	110,680,000	730,666
Cabot Oil & Gas Corp.	16,494,000	520,221
Canadian Natural Resources, Ltd.	21,890,000	594,132
Chesapeake Energy Corp.[1]	36,000,000	402,120
Chevron Corp.	1,163,657	112,258
ConocoPhillips	6,500,000	399,165
Eni SpA	14,657,000	260,138
EOG Resources, Inc.	4,547,200	398,107
Exxon Mobil Corp.	2,507,835	208,652
Halliburton Co.	3,659,576	157,618
Kinder Morgan, Inc.	11,200,000	429,968
Royal Dutch Shell PLC, Class A (ADR)	8,699,700	495,970
Royal Dutch Shell PLC, Class B	9,250,000	262,631
Schlumberger Ltd.	4,437,999	382,511
Southwestern Energy Co.[2]	18,850,000	428,461
Spectra Energy Corp	5,550,000	180,930
Suncor Energy Inc.	8,920,746	245,695
		6,667,513
Materials 4.15%
Barrick Gold Corp.	1,725,000	18,388
Dow Chemical Co.	11,675,000	597,410
Freeport-McMoRan Inc.	9,590,000	178,566
International Flavors & Fragrances Inc.	2,629,853	287,417
Monsanto Co.	6,327,354	674,433
Newmont Mining Corp.	1,375,000	32,120
Praxair, Inc.	5,545,625	662,979
Rio Tinto PLC	8,062,000	331,126
Vale SA, Class A, preferred nominative	8,370,660	41,946
Vale SA, Class A, preferred nominative (ADR)	26,940,000	136,047
Vale SA, ordinary nominative (ADR)	27,645,000	162,829
		3,123,261
Industrials 11.02%
Boeing Co.	500,000	69,360
Caterpillar Inc.	1,989,000	168,707
CSX Corp.	24,015,771	784,115
Cummins Inc.	5,410,000	709,738
Danaher Corp.	3,500,000	299,565
Emerson Electric Co.	1,800,000	99,774
General Dynamics Corp.	9,669,200	1,370,029
General Electric Co.	29,165,000	774,914
Illinois Tool Works Inc.	6,400,000	587,456
Lockheed Martin Corp.	1,250,000	232,375
The Investment Company of America — Page 1 of 5

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Nielsen NV	6,967,000	$311,913
Norfolk Southern Corp.	7,501,246	655,309
Precision Castparts Corp.	3,062,581	612,118
R.R. Donnelley & Sons Co.	8,804,900	153,469
Rockwell Automation	175,000	21,812
Union Pacific Corp.	6,875,800	655,745
United Parcel Service, Inc., Class B	700,000	67,837
United Technologies Corp.	3,871,852	429,504
Waste Management, Inc.	6,500,000	301,275
		8,305,015
Consumer discretionary 9.42%
Amazon.com, Inc.[2]	2,488,000	1,080,016
Comcast Corp., Class A	8,496,517	510,980
Comcast Corp., Class A, special nonvoting shares	3,000,000	179,820
DIRECTV[2]	1,026,604	95,259
Ford Motor Co.	6,000,000	90,060
General Motors Co.	18,428,309	614,215
Hasbro, Inc.	5,451,282	407,701
Home Depot, Inc.	9,925,000	1,102,965
Johnson Controls, Inc.	12,505,917	619,418
Las Vegas Sands Corp.	16,191,000	851,161
NIKE, Inc., Class B	1,400,200	151,250
Ralph Lauren Corp., Class A	1,439,684	190,557
Time Warner Inc.	6,957,932	608,193
Toyota Motor Corp.	4,090,000	274,137
Twenty-First Century Fox, Inc., Class A	2,559,715	83,306
Wynn Resorts, Ltd.	2,366,300	233,483
		7,092,521
Consumer staples 9.11%
Altria Group, Inc.	26,801,911	1,310,881
Anheuser-Busch InBev NV	557,497	66,814
Coca-Cola Co.	15,744,600	617,661
ConAgra Foods, Inc.	11,323,073	495,045
General Mills, Inc.	3,920,000	218,422
J. M. Smucker Co.	600,000	65,046
Kellogg Co.	1,000,000	62,700
Kraft Foods Group, Inc.	6,124,722	521,459
Mead Johnson Nutrition Co.	5,559,045	501,537
Mondelez International, Inc.	9,875,000	406,257
PepsiCo, Inc.	4,420,000	412,563
Philip Morris International Inc.	18,930,019	1,517,620
Procter & Gamble Co.	3,665,000	286,750
Reynolds American Inc.	3,933,332	293,663
SABMiller PLC	1,730,380	89,831
		6,866,249
Health care 17.93%
Abbott Laboratories	6,635,000	325,646
AbbVie Inc.	25,964,000	1,744,521
Aetna Inc.	1,160,000	147,854
Alexion Pharmaceuticals, Inc.[2]	3,207,000	579,729
Amgen Inc.	22,327,472	3,427,713
Bayer AG	1,781,500	249,355
The Investment Company of America — Page 2 of 5

unaudited
Common stocks Health care (continued)	Shares	Value (000)
Express Scripts Holding Co.[2]	2,340,000	$208,120
Gilead Sciences, Inc.	27,493,100	3,218,892
Humana Inc.	1,563,000	298,971
Johnson & Johnson	600,000	58,476
Medtronic PLC	9,465,000	701,356
Merck & Co., Inc.	2,800,000	159,404
Novartis AG	3,945,000	388,825
Pfizer Inc.	4,275,000	143,341
St. Jude Medical, Inc.	5,769,354	421,567
Stryker Corp.	5,527,725	528,285
Thermo Fisher Scientific Inc.	1,282,000	166,352
UnitedHealth Group Inc.	6,083,032	742,130
		13,510,537
Financials 6.27%
American International Group, Inc.	13,370,000	826,533
Barclays PLC	74,333,027	304,253
BB&T Corp.	4,730,000	190,666
Berkshire Hathaway Inc., Class B2	1,335,000	181,707
Charles Schwab Corp.	5,667,602	185,047
Citigroup Inc.	4,950,000	273,438
CME Group Inc., Class A	1,500,000	139,590
Credit Suisse Group AG	6,739,421	185,254
Crown Castle International Corp.	4,006,200	321,698
HSBC Holdings PLC (ADR)	1,529,416	68,533
HSBC Holdings PLC (GBP denominated)	4,869,240	43,617
HSBC Holdings PLC (HKD denominated)	15,000,000	135,747
JPMorgan Chase & Co.	2,350,000	159,236
Prudential PLC	2,000,000	48,159
Société Générale	4,044,877	188,810
State Street Corp.	4,759,600	366,489
U.S. Bancorp	17,407,020	755,465
UBS Group AG	9,165,000	194,387
Wells Fargo & Co.	2,800,000	157,472
		4,726,101
Information technology 15.63%
Accenture PLC, Class A	10,246,460	991,652
Adobe Systems Inc.[2]	1,527,484	123,741
Apple Inc.	6,387,489	801,151
ASML Holding NV	2,718,773	280,976
Automatic Data Processing, Inc.	2,393,758	192,051
Avago Technologies Ltd.	3,200,000	425,376
Cisco Systems, Inc.	7,180,045	197,164
Google Inc., Class A2	1,626,980	878,634
Google Inc., Class C2	1,903,491	990,786
Hewlett-Packard Co.	6,700,000	201,067
Intel Corp.	26,150,000	795,352
International Business Machines Corp.	800,000	130,128
Intuit Inc.	1,662,562	167,536
KLA-Tencor Corp.	6,276,900	352,825
Microsoft Corp.	13,653,400	602,798
Motorola Solutions, Inc.	2,042,396	117,111
Nintendo Co., Ltd.	470,000	78,612
Oracle Corp.	41,932,300	1,689,872
The Investment Company of America — Page 3 of 5

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
salesforce.com, inc.[2]	3,895,000	$271,209
Samsung Electronics Co., Ltd.	258,000	293,284
Texas Instruments Inc.	28,525,773	1,469,363
Western Union Co.[1]	35,700,000	725,781
		11,776,469
Telecommunication services 5.24%
AT&T Inc.	23,493,000	834,472
CenturyLink, Inc.	15,237,480	447,677
SoftBank Corp.	3,717,000	218,947
Verizon Communications Inc.	52,441,795	2,444,312
		3,945,408
Utilities 2.91%
Dominion Resources, Inc.	9,523,824	636,858
Exelon Corp.	35,316,000	1,109,629
NextEra Energy, Inc.	300,000	29,409
NRG Energy, Inc.	10,674,458	244,232
Sempra Energy	1,730,000	171,166
		2,191,294
Miscellaneous 4.74%
Other common stocks in initial period of acquisition		3,567,657
Total common stocks (cost: $49,530,227,000)		71,772,025
Bonds, notes & other debt instruments 0.01% U.S. Treasury bonds & notes 0.01% U.S. Treasury 0.01%	Principal amount (000)
U.S. Treasury 4.25% 2015	$4,000	4,021
Total bonds, notes & other debt instruments (cost: $4,019,000)		4,021
Short-term securities 4.60%
Abbott Laboratories 0.13% due 8/10/2015[3]	54,700	54,695
Caterpillar Financial Services Corp. 0.11% due 7/13/2015	35,100	35,099
Chariot Funding, LLC 0.32% due 11/18/2015[3]	50,000	49,929
Coca-Cola Co. 0.11%–0.21% due 7/13/2015–7/22/2015[3]	170,000	169,993
Emerson Electric Co. 0.12% due 9/4/2015[3]	50,000	49,987
ExxonMobil Corp. 0.11% due 9/22/2015	40,000	39,982
Fannie Mae 0.15%–0.23% due 8/17/2015–3/1/2016	567,100	566,863
Federal Farm Credit Banks 0.11%–0.28% due 7/2/2015–4/20/2016	337,200	337,098
Federal Home Loan Bank 0.06%–0.20% due 7/10/2015–1/22/2016	1,293,900	1,293,742
Freddie Mac 0.11%–0.21% due 7/9/2015–1/5/2016	340,700	340,592
General Electric Capital Corp. 0.17%–0.27% due 9/22/2015–11/23/2015	140,000	139,933
John Deere Capital Corp. 0.12%–0.13% due 7/10/2015–8/11/2015[3]	41,100	41,096
Jupiter Securitization Co., LLC 0.25%–0.39% due 8/14/2015–12/7/2015[3]	78,700	78,606
Microsoft Corp. 0.11% due 8/19/2015[3]	50,000	49,994
Qualcomm Inc. 0.12% due 7/15/2015[3]	38,100	38,098
United Technologies Corp. 0.13% due 8/31/2015[3]	30,000	29,990
The Investment Company of America — Page 4 of 5

unaudited
Short-term securities	Principal amount (000)	Value (000)
Wal-Mart Stores, Inc. 0.10% due 7/31/2015[3]	$100,000	$99,993
Wells Fargo Bank, N.A. 0.27% due 8/7/2015	50,000	50,004
Total short-term securities (cost: $3,465,057,000)		3,465,694
Total investment securities 99.88% (cost: $52,999,303,000)		75,241,740
Other assets less liabilities 0.12%		93,353
Net assets 100.00%		$75,335,093
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $662,381,000, which represented .88% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GBP = British pounds
HKD = Hong Kong dollars
MFGEFPX-004-0815O-S49234	The Investment Company of America — Page 5 of 5

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: August 31, 2015

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: August 31, 2015